                                                             Exhibit 99.1

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 3 is true, complete and correct.

WP TRITON CO-INVEST, L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner    June
9, 2023
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

WP TRITON INVESTMENT, L.P.

By:     /s/ Harsha Marti                June 9, 2023
        -----------------
Name:   Harsha Marti
Title:  Authorised Signatory

WARBURG PINCUS (CALLISTO-A) GLOBAL GROWTH (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ Harsha Marti                 June 9, 2023
        ----------------
Name:   Harsha Marti
Title:  Authorised Signatory

WARBURG PINCUS (EUROPA) GLOBAL GROWTH (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ Harsha Marti               June 9, 2023
        ----------------
Name:   Harsha Marti
Title:  Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH-B (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ Harsha Marti            June 9, 2023
        ----------------
Name:   Harsha Marti
Title:  Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH-E (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ Harsha Marti               June 9, 2023
       -----------------
Name:   Harsha Marti
Title:  Authorized Signatory

WARBURG PINCUS GLOBAL GROWTH PARTNERS (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:     /s/ Harsha Marti              June 9, 2023
        ----------------
Name:   Harsha Marti
Title:  Authorized Signatory

WP GLOBAL GROWTH PARTNERS (CAYMAN), L.P.

By: Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:    /s/ Harsha Marti               June 9, 2023
       ----------------
Name:  Harsha Marti
Title: Authorized Signatory

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH GP, L.P.

By: Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By: Warburg Pincus Partners II (Cayman), L.P., its managing member
By: Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:    /s/ Harsha Marti                June 9, 2023
       ----------------
Name:  Harsha Marti
Title: Authorized Signatory